TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 2

dated October 3, 2006

to the May 1, 2006 Statement of Additional Information (SAI)

Changes to the Management Committee

Effective October 1, 2006, Dr. Ahmed Zewail retired from the Management Committee of TIAA Separate Account VA-1 (the “Account”). Therefore, he should be removed from the list of managers in the Account’s SAI.

Additionally, effective September 19, 2006, Mr. Forrest Berkley was appointed to the Management Committee of the Account. The following information should be added to the list of managers in the Account’s SAI.

Name, Address and Age	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Manager	Indefinite Term. Manager since 2006.	Retired. Partner (1990–2006) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	66	Director and former Chairman of the Investment Committee (2002–2004), Maine Community Foundation; Director and member of the Investment Committee, the Maine Coast Heritage Trust, the Gulf of Maine Research Institute and the Boston Athenaeum; and Investment Committee member, Carnegie Endowment for International Peace.

Mr. Berkley will serve as a member of the following Management Committee committees: the Investment Committee and the Audit and Compliance Committee.

The following should be added to the table disclosing the managers’ equity ownership in the Account and the TIAA-CREF family of investment companies:

Name of Manager	Dollar Range of Equity Securities in Account (as of August 31, 2006)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies (as of August 31, 2006)
Forrest Berkley	None	$0–$10,000

A11284

10/06